UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Vor Biopharma Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cambridgepark Drive
Suite 101
Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-6580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, Vor Biopharma Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock (“Common Stock”) from 400,000,000 to 800,000,000. The increase in the authorized number of shares of the Common Stock was effected pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 22, 2025 and was effective as of such date. The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the three proposals set forth below. There were 73,237,222 shares of Common Stock represented at the Annual Meeting by valid proxies or voted at the Annual Meeting, which was approximately 58.7 % of the shares of Common Stock entitled to vote at the Annual Meeting. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2025 (as revised by the Company’s revised proxy statement filed with the Securities and Exchange Commission on April 30, 2025).

Proposal 1 – Election of Two Class I Directors

Matthew Patterson and Daniella Beckman were each elected to serve as a member of the Company’s Board of Directors (the “Board”) until the 2028 Annual Meeting of Stockholders and until his or her successor is duly elected or qualified, or, if sooner, until the director’s death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Matthew Patterson	53,425,286	7,985,245	11,826,691
Daniella Beckman	52,730,527	8,680,004	11,826,691

Proposal 2 – Amendment to the Amended and Restated Certificate of Incorporation

The stockholders approved the Certificate of Amendment by the following votes:

Votes For	Votes Against	Abstentions
65,494,673	7,657,942	84,607

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following votes:

Votes For	Votes Against	Abstentions
73,065,960	71,039	100,223

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

By:	/s/ Robert Ang
Robert Ang
Chief Executive Officer

Date: May 23, 2025